UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2003

MOLINA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification Number)

One Golden Shore Drive, Long Beach, California 90802

(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Item 5.	Other Events and Regulation FD Disclosure.

On September 19, 2003, the board of directors of Molina Healthcare, Inc. (the “Company”) adopted amended and restated bylaws. The amended and restated bylaws of the Company are attached as Exhibit 3.4.

Item 7.	Financial Statements and Exhibits.

Exhibit Number	Description
3.4	Amended and Restated Bylaws

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: September 23, 2003	By:	/s/ MARK L. ANDREWS
Mark L. Andrews Executive Vice President, Legal Affairs, General Counsel and Corporate Secretary

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